SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

__________________

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) of the
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of Earliest Event Reported): October 16, 2008

ASIA TIME CORPORATION
(Exact Name of Registrant as Specified in Charter)

Delaware	001-33956	20-4062619
(State or other jurisdiction	(Commission	(IRS Employer
of incorporation)	File Number)	Identification No.)

Room 1601-1604, 16/F., CRE Centre 889 Cheung Sha Wan Road, Kowloon, Hong Kong	N/A
(Address of principal executive offices)	(Zip code)

Registrant’s telephone number, including area code:	(852)-23100101

N/A
(Former Name or Former Address, If Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01 Regulation FD Disclosure.

On October 16, 2008, Asia Time Corporation (the “Company”) issued a press release correcting and replacing its October 15, 2008 press release commenting on its revenue growth and order momentum.

A copy of the October 16, 2008 press release is attached to this Current Report on Form 8-K as Exhibit 99.1 and the information therein is incorporated herein by reference.

The information reported under Item 7.01 in this Current Report on Form 8-K, including Exhibit 99.1 attached hereto, shall not be deemed filed for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”) or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, regardless of any general incorporation language in such filing.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits

Exhibit Number	Description
99.1	Press Release dated October 16, 2008

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: October 16, 2008	ASIA TIME CORPORATION

	By:	/s/ Kwong Kai Shun
	Name	Kwong Kai Shun
	Title:	Chief Executive Officer and Chairman of the Board

EXHIBIT INDEX

Exhibit Number	Description
99.1	Press Release dated October 16, 2008